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                                                                    EXHIBIT 10.5


                        OTHER STOCK UNIT AGREEMENT UNDER
                                    THE 1993
            BEVERLY ENTERPRISES, INC. LONG-TERM INCENTIVE STOCK PLAN

         This Other Restricted Stock Unit Award Agreement is entered into effective as of the 15th day of February, 1994 between BEVERLY ENTERPRISES, INC., a Delaware corporation (the "Corporation" herein), and Name (the "Participant"), under the following terms and conditions:

                                       I.
                                  DEFINITIONS

         Terms capitalized and not defined herein shall have the respective meanings set forth in the 1993 Beverly Enterprises, Inc. Long-Term Incentive Stock Plan (the "Plan").

                                      II.
                                 GRANT OF STOCK

         The Corporation has, on February 15, 1994 (the "Award Date"), granted
to the Participant an Other Stock Unit Award of           shares of Stock in
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accordance with Article IX of the Plan, and the terms of this Other Stock Unit
Award Agreement (the "Agreement') as part of Participant's 1993 performance bonus.

                                      III.
                                RELEASE OF STOCK

         Except as otherwise expressly provided in this Agreement and the Plan, the Stock granted as an Other Stock Unit Award will be held for the Participant by the Corporation and shall be released, subject to receipt by the corporation of appropriate Federal, state and local taxes required to be withheld, on February 15, 1995. The Corporation shall, as of the Award Date, cause to be issued in the name of the Participant and maintained in a separate special account on the books of the Corporation the number of shares awarded by this Agreement. The unreleased share certificates shall be held for the account of the Participant by the Secretary of the Corporation and shall be released to the Participant pursuant to the terms of this Agreement.

         Any Stock to be released as provided for in this Agreement during the lifetime of the Participant shall be released only to him, his guardian or personal representative, and such Stock is nontransferable other than by the Employee's will or by the laws of descent and distribution.

                                      IV.
                          RIGHTS TO VOTE AND DIVIDENDS

         The Participant shall have the right to vote the shares of unreleased Stock and to receive all dividends as though all shares of Stock granted were released.
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                                       V.
                                     TAXES

         The Participant acknowledges that the release of the Stock will give rise to income tax liability to the Participant. The Participant agrees that the Corporation may utilize any released shares to satisfy its withholding obligations with respect to such income tax liability of the Participant if other arrangements acceptable to the Corporation have not been made by the Participant and that the Corporation may hold any released shares until it has been satisfied that the conditions to its obtaining an appropriate deduction have been met.

                                     VI.
                         CHANGE IN CAPITAL STRUCTURE

         The number and kinds of shares subject to this Agreement shall be subject to adjustment as provided by the Plan.

                                     VII.
                              GENERAL PROVISIONS

         The Plan provides important details governing Other Stock Unit Awards under the Plan. The terms and provisions of the Plan are part of this Other Stock Unit Award Agreement and shall control over any conflicting terms herein.

         IN WITNESS WHEREOF, the Corporation has caused this Other Stock Unit Award Agreement to be duly executed by its officers thereunto duly authorized, and the Participant has hereunto set his hand on the date first above written.

                                   BEVERLY ENTERPRISES, INC.


                                   By
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                                      Chairman of the Board and Chief
                                      Executive Officer

ATTEST:

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Senior Vice President, General
Counsel and Secretary


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                                           Participant
(SEAL)
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                                           Social Security Number